UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 24, 2012

Southern First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

100 Verdae Boulevard, Suite 100, Greenville, SC	29606
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 2.02.   Results of Operations and Financial Condition

On January 24, 2012, Southern First Bancshares, Inc., holding company for Southern First Bank, N.A., issued a press release announcing its financial results for the period ended December 31, 2011.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 8.01.  Other Events

On January 24, 2012, Southern First Bancshares, Inc., holding company for Southern First Bank, NA, issued a press release announcing a ten percent stock dividend to be distributed on February 17, 2012, to shareholders of record as of February 3, 2012.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.   Financial Statements and Exhibits

      (c)       Exhibits

      Exhibit No.       Exhibit

      99.1                   Earnings Press Release for period ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

By: /s/ Michael D. Dowling Name: Michael D. Dowling Title: Chief Financial Officer

January 24, 2012

EXHIBIT INDEX

Exhibit Number             Description

99.1        Earnings Press Release for the period ended December 31, 2011.